EXHIBIT 10(c)(xiii)

                       AMENDED AS OF OCTOBER 10, 1997

                           THE TURNER CORPORATION
                    1997 NON-QUALIFIED STOCK OPTION PLAN
                                MAY 9, 1997


      1.  Purpose of the Plan.

     The purpose of this 1997 Non-Qualified Stock Option Plan (the "Plan") is to further the growth of The Turner Corporation ("Turner") and its Subsidiaries (together, the "Company") by offering key employees and directors of the Company upon whom the Company largely depends for the successful conduct of its business an incentive to continue in the employ, or to be directors, of the Company, and to increase the interest of those employees and directors in the Company's success through ownership of its common stock.

      2.  Definitions.

     Whenever used in this Plan, the following terms will have the meanings set forth below:

          (a) "Cause" for the Termination of Employment of an Employee means the Employee's (i) repeated failure or refusal to perform the duties and responsibilities of the Employee's position; (ii) dishonesty affecting the Company; (iii) drunkenness or use of illegal drugs which interferes with the Employee's performance and continues after warning, or (iv) material breach of loyalty to the Company. All determinations of whether or not a Termination of Employment is for "Cause" will be made by the Committee on the basis of such evidence as the Committee deems appropriate.

          (b) "Change of Control" means any of the following occurrences:

                    (i) any  "person"  (as  defined in  Sections  13(d) and
               14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of either (a) 35% (or such other percentage as the Board of Directors may from time to time determine before a Change of Control takes place to be the appropriate Change of Control threshold for purposes of Options granted under this Plan) or more of the outstanding common stock of the Company, or (b) 35% (or such other percentage as the Board of Directors may from time to time determine before a Change of Control takes place to be the appropriate Change of Control threshold for purposes of Options granted under this Plan) of the outstanding securities of any other class or classes which individually or together have the power (other than upon a failure to pay dividends, unless that failure has occurred) to elect a majority of the members of the Board of Directors of the Company, except that an acquisition of securities by an employee benefit plan of the Company or a subsidiary will never be a Change of Control; or

                    (ii) the Board of Directors  of the Company  determines
               that a tender offer statement filed by any person with the Securities and Exchange Commission indicates an intention on the part of that person to acquire control of the Company; or

                    (iii) there is a change in the  membership of the Board
               of Directors of the Company and immediately following the change a majority of the members of the Board of Directors of the Company are not persons who (a) had been directors of the Company for at least the preceding 24 consecutive months or (b) when they initially were elected to the Board, (x) were nominated (if they were elected by the stockholders) or elected (if they were elected by the directors) with the affirmative vote of two-thirds of the directors who were Continuing Directors at the time of the nomination or election by the Board and (y) were not elected as a result of an actual or threatened solicitation of proxies or consents by a person other than the Board of Directors of the Company or an agreement intended to avoid or settle such a proxy solicitation (the directors described in clauses (a) and (b) being "Continuing Directors").

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the committee referred to in Section 4.

          (e) "Director" means a director of Turner.

          (f)  "Employee"   means  any  person   employed  by  the  Company
(including, without limitation, employees who are directors).

          (g) "Fair Market Value" means the mean of the high and low prices at which the Stock is reported to have traded in the principal market (whether consolidated trading on a stock exchange, an interdealer quotation system or another market) in which the Stock is traded, or if there is no trade on a particular date, the Fair Market Value will mean the mean of the low asked and high bid prices in that market on that date.

          (h) "Granting Date" means the date on which an Option is granted by the Committee (even if the option does not become effective until a later date).

          (i) "Involuntary Termination of Employment" means a Termination of Employment for a reason other than death, Retirement, Total Disability, voluntary resignation (unless the Committee agrees at the time of the resignation to treat it as an Involuntary Termination of Employment) or for Cause.

          (j)   "Non-Employee   Director"   means  a  Director   who  is  a
Non-Employee Director as that term is defined in the rules under Section 16(b) of the Securities Exchange Act of 1934, as amended.

          (k) "Option" means an option granted by the Committee under the Plan.

          (l) "Retirement" means a Termination of Employment by reason of an Employee's retirement, other than by reason of Total Disability, at a time when the Employee is more than 65 years old, or is between 55 and 65 years old and has more than 15 years of service with the Company.

          (m) "Stock" means common stock, par value $1.00 per share, of Turner.

          (n) "Subsidiary" means a corporation or other entity of which Turner directly or indirectly owns more than 50% of the stock or other equity interests.

          (o) "Total Disability" means inability of an Employee, by reason of physical condition or mental illness or accident, to perform substantially all the duties of the position in which the Employee was employed by the Company when the disability commenced. All determinations as to the date and extent of disability of any Employee will be made by the Committee.

          (p) "Trading Day" means a day on which there is trading in equity securities in the principal market in which the Stock is traded.

     3. Effective Date of the Plan.

     The effective date of the Plan will be May 9, 1997.

     4. Administration of the Plan.

     The Compensation and Stock Option Committee of Turner, or another committee appointed by Turner's Board of Directors consisting solely of two or more Non-Employee Directors, will implement the provisions of the Plan, be responsible for the administration of the Plan and grant Options under the Plan. The committee which performs the functions described in the first sentence of this Paragraph is referred to in this Plan as the "Committee." Subject to the express provisions of the Plan, the Committee will have full authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations it deems necessary or advisable in administering the Plan. All actions taken and decisions made by the Committee under the Plan will be binding and conclusive on all Directors and Employees eligible to participate in the Plan and on their legal representatives and beneficiaries. Unless the Board of Directors is the Committee, the Committee may not amend the Plan. No member of the Committee will be liable for any act or omission in connection with the administration of the Plan unless it is attributable to that member's willful misconduct.

     5. Committee Procedures.

     If the Committee is not the Board of Directors, (i) the Committee will hold its meetings at such times and places as it determines and will maintain written minutes of its meetings, (ii) a majority of the Committee's members present in person will constitute a quorum of the Committee, (iii) all determinations of the Committee will be made by the majority vote of its members, (iv) the members of the Committee may participate in a meeting of the Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other, and participation in a meeting in that manner will constitute presence in person at the meeting, and (v) any decision or determination reduced to writing and signed by all the members of the Committee will be as effective as if it had been made by a majority vote of its members at a meeting which is duly called and held.

     6. Stock Subject to the Plan.

     The maximum number of shares of Stock which may be issued upon exercise of Options granted under the Plan is 500,000 shares, subject to adjustment as provided in Section 8 of this Plan. The maximum number of shares of Stock which may be issued to Directors (whether or not Employees) upon exercise of Options granted under the Plan is 200,000 shares, subject to adjustment as provided in Section 8. If any Option expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Stock to which the Option related which were not issued upon exercise of the Option will again be available for issuance under the Plan. The Options granted in a calendar year may not entitle the holders to purchase more than 5% of the number of shares which are outstanding on the last day of that calendar year.

     7. Stock Options.

     (a) Effective Date of Options. The effective date of an Option will be the date specified by the Committee in its determination relating to the award of that Option. The effectiveness of an Option may be made contingent on the occurrence of a future event, in which case the effective date of the option will be the date on which that future event occurs, unless the Committee determines that the Option should become effective on a later date.

     (b) Eligibility/Grant of Options. Options may be granted to any Director and to any Employee. No Option granted to an Employee will be exercisable unless the Employee has (i) been in the employ of the Company for twelve full months. Each Option shall become exercisable on the third anniversary of its Granting Date, unless the Committee provides for a longer or shorter period in the agreement setting forth the terms and conditions of the grant. Except as provided in the preceding two sentences, the Committee will have full authority to determine the Directors and Employees to whom and the time or times at which Options will be granted, the number of shares of Stock subject to each Option, the term of each Option, the terms under which each Option may be exercised, the Option exercise price per share, and the other terms and provisions of the Option. Options granted under this Plan may have dissimilar terms and conditions.

     (c) Exercise Price/Payment. Except as provided in Section 8, the exercise price of each Option will be determined by the Committee, but will not be less than 85% of the average of the Fair Market Value of the Stock on the 20 Trading Days prior to the Granting Date of the Option. At the time of exercise of an Option, the person exercising the Option will tender payment to Turner of the entire exercise price with regard to the shares of Stock to be purchased by certified check or, alternatively, by tendering stock of Turner with a Fair Market Value on the date of the tender equal to the amount of the exercise price. The Company may not extend credit, or guarantee the extension of credit, to any person for the purpose of enabling that person to exercise an Option.

     (d) Term of Options. The term of each Option will be determined by the Committee, but will not be longer than ten years from the Granting Date.

     (e) Procedure for Exercising Options. A Director or an Employee will exercise an Option by giving written notice of exercise to Turner at its principal executive office, to the attention of the Secretary, accompanied by full payment of the exercise price or tender of Stock as provided in
Section 7(c). The date Turner receives the written notice of exercise of an Option accompanied by payment of the exercise price will be the date on which the Option is exercised. As soon as practicable after the date on which an Option is exercised, Turner will deliver to the Director or Employee a certificate or certificates for the number of shares of Stock purchased by the exercise, registered in the name of the Director or Employee.

     (f) Nontransferability of Options. During the lifetime of the holder of an Option, the Option may be exercised only by the holder or the holder's guardian or legal representative. An Option may not be assigned, pledged or hypothecated in any way, may not be subject to execution, and may not be transferred otherwise than by will or the laws of descent and distribution. Any attempt at assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions of the Plan, and any levy of any attachment or similar process upon any Option, will be null and void.

     (g) Retirement/Involuntary Termination of Employment of Holder of Option. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of the Employee's Retirement (other than for Total Disability), or Involuntary Termination of Employment, the Option will expire at the end of the three-month period immediately following the date of the Termination of Employment (or at the end of such other period as is determined by the Committee when the Option is granted), or on such earlier date as is the expiration date specified in the Option.

     (h) Total Disability of Holder of Option. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of the Employee's Total Disability, the Option will expire at the end of the twelve-month period following the date of the Termination of Employment, or on such earlier date as is the expiration date specified in the Option.

     (i) Death of Holder of Option. If there is a Termination of Employment of any Employee to whom an Option has been granted by reason of the Employee's death, the Option shall become immediately exercisable if not already fully exercisable, and, in such event or in the event a former Employee dies before all the Options granted to the former Employee have expired, that person's outstanding Options may be exercised by the person's personal respresentatives, or by the persons to whom the right to exercise the Options has passed by will or through the laws of descent and distribution, during the twelve-month period immediately following the date of death, even if that period does not end until after the expiration date specified in the Option.

     (j) Other Termination of Employment of Holder of Option. If there is a Termination of Employment of an Employee to whom an Option has been granted for Cause, due to voluntary resignation which is not treated as an Involuntary Termination of Employment, or for any other reason except the Employee's Retirement, Involuntary Termination of Employment, Total Disability or death, all the Employee's Options will terminate when the Termination of Employment occurs.

     (k) Liquidation. If Turner is to be liquidated or dissolved, the time when the outstanding Options may be exercised will be accelerated and all the outstanding Options will become exercisable in full ten days before the effective time of the liquidation or dissolution or such earlier time as may be fixed by the Board and Options not exercised by the effective time of the Liquidation or dissolution will automatically be cancelled and be of no further force or effect. Nothing in this Subsection (k), however, will extend the term specified in an Option. For the proposes of this Subsection
(k), a merger will not be a dissolution or liquidation of Turner and a sale of all the assets of Turner or similar transaction will not be a dissolution or liquidation of Turner unless and until substantially all the assets of Turner are distributed to its stockholders.

     (l) Change of Control. If there is a Change of Control, all outstanding Options will become immediately exercisable on the date the Change of Control occurs.

     (m) Option Grant Agreement. Promptly after an Option is granted to a Director or Employee, the Company will send the Director or Employee an agreement setting forth the terms and conditions of the grant.

     8. Recapitalization, Reorganization or Other Corporate Event.

     If Turner, through a stock dividend, a stock split or a share combination, changes its issued stock into a number of shares which is 5% or more greater or less than it was prior to the change, then immediately after the record date for the change, the number of shares of Stock subject to each outstanding Option, and the maximum number of shares of Stock which may be issued in total, and which may be issued to Directors, on exercise of Options issued under the Plan will be increased proportionately in the case of a stock dividend or stock split, or decreased proportionately in the case of a combination of shares, to prevent dilution or enlargement of rights (but without any obligation to issue fractional shares), and the total purchase price of all the shares of Stock subject to each Option immediately after the change will be the same as the total purchase price of all the Stock subject to that Option immediately before the change.

     If because of one or more recapitalization, reorganizations or other corporate events, the holders of the outstanding Stock receive something other than, or in addition to, shares of Stock, what the holder of an Option will receive upon exercise of the Option will be adjusted at the time of the corporate event in a manner which the Board of Directors deems to be fair and equitable to the holders of the Options which are outstanding at the time of the corporate event.

     9. Rights of Option Holder.

     (a) Stockholder. The holder of an Option will have no rights as a stockholder by reason of having been granted an Option. Upon the exercise of an Option, the holder will have no rights as a stockholder until the issuance of Stock to the holder has been recorded on the books of Turner.

     (b) Employment. Nothing in the Plan or in the grant of an Option will confer upon any director the right to continue in office or will confer upon any Employee the right to continue in the employ of the Company or will interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

     10. Laws and Regulations.

     The obligation of the Company to issue shares of Stock upon exercise of Options will be subject to:

      (a) the condition that counsel for the Company is satisfied that the sale and delivery will be in compliance with the Securities Act of 1933, as amended, and all other applicable laws, rules and regulations; and

      (b) the condition that the shares of Stock reserved for issuance under the Plan have been authorized for listing on any securities exchange or exchanges on which the Stock is listed.

     11. Withholding of Taxes.

     In order to satisfy the withholding tax obligations imposed by any level of government, the Company may in its discretion (i) withhold shares of Stock purchased by exercise of an Option, (ii) require payment by the holder of a sum equal to any sum which must be withheld (and, if the Stock has not been issued, refuse to issue Stock on exercise of an Option until the holder pays that sum), or (iii) deduct the sum which must be withheld from one or more installments of compensation payable to the holder. If a holder makes an election under Section 83(b) of the Code in connection with the exercise of an Option, the holder must immediately notify the Company of that election.

     12. Amendment of the Plan.

     The Board of Directors of Turner may at any time and from time to time modify or amend the Plan in any respect. However, no modification or amendment of the Plan may adversely affect the rights of a holder of an outstanding Option without the holder's consent. A determination of the Board of Directors which changes the percentage of the outstanding common stock or securities of any other class which is the Change of Control threshold will not be deemed a modification or amendment of the Plan, but will bind all holders of Options, including holders of Options which were granted before the percentage was changed.

     13. Termination of the Plan.

     The Board of Director's may at any time suspend or terminate the Plan, provided that no such action may adversely affect the rights of a holder of an outstanding Option without the holder's consent.

                                                            ATTACHMENT 4

                           The Turner Corporation
                    1997 Non-Qualified Stock Option Plan
                                 Appendix A
                           effective May 8, 1998

Option Grants for Non-Employee Directors.
-----------------------------------------

     1. Grant. Each Eligible Director shall be granted a Director Option in respect of 3,500 shares of Stock on August 7th (or if August 7th is not a Trading Day, on the first Trading Day thereafter) in each year that the Plan is in effect provided that the Eligible Director is a Director on such date. All Director Options shall be evidenced by an agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of Director Options provided under this Appendix A, including provisions dealing with vesting, forfeiture and termination of such Director Options.

     2. Exercise price. The exercise price for shares of Stock under each Director Option shall be equal to 100% of the Fair Market Value of such shares on the date the Director Option is granted.

     3. Vesting. Subject to Section 7(l), each Director Option shall become fully vested and exercisable with respect to 100% of the shares of Stock subject thereto at any time after the date of grant; provided, however, that the holder of the Director Option continues to serve as a Director as of such date.

     4. Duration. Subject to Section 7(l), each Director Option shall terminate on the date which is the tenth anniversary of the date of grant (or if later, the first anniversary of the date of the Director's death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:

          (a) If a Director's service terminates for any reason other than Disability, death or Cause, the Director may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date his or her service as a Director terminated, after which time the Option shall automatically terminate in full.

          (b) If a Director's service terminates by reason of the Director's resignation or removal from the Board due to Disability, the Director may, for a period of twelve (12) months after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable, as of the date his or her service as a Director terminated, after which time the Option shall automatically terminate in full.

          (c) If a Director's service terminates for Cause, the Option granted to the Director hereunder shall immediately terminate in full and no rights thereunder may be exercised.

          (d) If a Director dies during service as a Director or within three (3) months after termination of service as a Director as described in clause (a) of this Section 4 or within twelve (12) months after termination of service as a Director as described in clause (b) of this Section 4, the Option granted to the Director may be exercised at any time within twelve
(12) months after his or her death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of his or her services as a Director.

     5. Definitions. For purposes of this Appendix A, the following terms shall have the meanings set forth below.

          (a) "Board" means the Board of Directors of Turner.

          (b) "Cause" for purposes of this Appendix A shall mean the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries.

          (c) "Director Option" means an Option granted pursuant to this Appendix A.

          (d) "Disability" means:

               (1) the term "Disability" as used in Turner's long-term disability plan, if any; and

               (2) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Eligible Director's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

          (e) "Eligible Director" means a director of Turner who is not an employee of Turner or any subsidiary.